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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported) April 25, 2001

                               LECSTAR CORPORATION
             (Exact name of registrant as specified in its charter)



                                      TEXAS
         (State or other jurisdiction of incorporation or organization)



            33-95796                                76-0406417
     (Commission File Number)          (IRS Employer Identification Number)


                             4501 CIRCLE 75 PARKWAY
                                BUILDING D -4210
                           ATLANTA, GEORGIA 30339-3025

                    (Address of principal executive offices)

                                 (404) 659-9500
              (Registrant's telephone number, including area code)


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ITEM 4.     CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Previous Independent Accountants

         (i) On April 25, 2001, LecStar Corporation (the "Company") changed independent accounting firms from Feldman Sherb & Co., P.C. ("FS") to Ernst & Young ("E&Y") effective immediately. Corzon, Inc. (the predecessor to the Company) had engaged FS prior to the Company's merger with LecStar Communications Corporation, which is currently the Company's core operating subsidiary ("LCC"). LCC had previously engaged E&Y as its independent accountants. FS had completed all activities related to the Company's 2000 fiscal year audit. Management replaced FS in order to hire a new accounting firm that is located closer to the Company's new executive offices and that has experience with its core operating subsidiary.

         (ii) In none of the financial statements have FS's reports for the past fiscal year contained any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, other than the uncertainty related to the Company's ability to continue as a going concern through December 31, 2001.

         (iii) The decision to dismiss FS was approved by the board of directors.

         (iv) During the past fiscal year, there were no disagreements with FS on any matter of accounting practices or principles, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of FS, would have caused them to make reference thereto in their report on the financial statements for such periods.

         (v) During the past fiscal year, none of the events described in Regulation S-K Item 304(a)(1)(v) occurred.

         (vi) On April 27, 2001, the Company delivered a copy of the disclosure that it proposed to make in Item 4 of this Form 8-K, and requested that FS furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not FS agreed with such disclosures. A copy of this letter, dated April 30, 2001, indicating such agreement, is filed as an exhibit to this Form 8-K.

(b) New Independent Accountants

         (i) The Company engaged the firm of E&Y as independent accountants for the Company's fiscal year ending December 31, 2001, upon approval on April 25, 2001 by the Company's Board of Directors and a majority of its shareholders.

         (ii) During the two most recent fiscal years, E&Y has served as an independent accountant for LCC, one of the Company's significant subsidiaries, having been engaged by that subsidiary on September 16, 1999. However, during the two most recent fiscal years, the Company has not consulted with E&Y with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (b) on any matter that was either the subject of a disagreement (as defined in Item 304 (a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304 (a)(1)(v) of Regulation S-K).
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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements

         None.

Exhibits

         See Exhibit Index attached hereto and incorporated herein by reference.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     LECSTAR CORPORATION



                                               By:      /s/ W. Dale Smith
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                                                     W. Dale Smith, President


Date:  April 30, 2001
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                                  EXHIBIT INDEX

Exhibit Number             Description
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16.1              Letter of Feldman Sherb & Co., P.C., dated April 30, 2001, regarding change in certifying accountant